ReliaStar Life Insurance Company and its Separate Account N

ING ENCORE/ING ENCORE FLEX

Supplement dated December 17, 2013 to the Contract Prospectus, dated April 30, 2012, as amended

This supplement updates and amends certain information contained in your variable annuity Contract Prospectus. Please read it carefully and keep it with your Contract Prospectus for future reference.

IMPORTANT INFORMATION REGARDING THE ING JPMORGAN MID CAP VALUE PORTFOLIO

Effective on the close of business February 7, 2014, the ING JPMorgan Mid Cap Value Portfolio will be closed to new investments (including loan repayments) and any transfers from other investment options.

Information in your Contract Prospectus regarding the Funds referenced above is changed accordingly.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting your local representative or by writing or calling the Company at:

ING Service Center
P.O. Box 5050
Minot, North Dakota 58702-5050
1-877-884-5050

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

X.120636-13GWB	December 2013